Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

AMENDMENT #2 to the LICENSE AGREEMENT

THIS AMENDMENT (“Amendment”) is made by and between the Board of Trustees of the University of Arkansas acting for and on behalf of the University of Arkansas for Medical Sciences, a public institution of higher education having principal offices at 2404 North University Avenue, Little Rock, Arkansas 72207, United States of America (hereinafter “University”), and Myeloma Health LLC, a Delaware limited liability company having a principal office at 667 Madison Avenue, 14th Floor, New York, New York 10065 (hereinafter “Licensee”).

WITTNESSETH

WHEREAS, on April 1, 2010, the University and Licensee entered a license agreement (“Agreement”).

WHEREAS, the University and Licensee wish to amend the Agreement for clarity.

Amendments

NOW, THEREFORE, the University and Licensee, in consideration of the premises and the mutual covenants contained herein, hereby agree as follows:

1.	This Amendment is made effective as of September 14, 2010 (“Second Amendment Date”).

2.	Article 2.4 of the Agreement shall be replaced as follows:

“HIPAA” shall have the meaning in Article 10.2.

3.	Article 2.5 of the Agreement shall be replaced as follows:

“INVENTION” means any invention or discovery that is within the subject matter of the PATENT RIGHTS and has application within the LICENSED FIELD in the TERRITORY whether or not patentable or copyrightable, including but not limited to processes, methods, software, formulae, techniques, compositions of matter, devices, and improvements thereof and know-how relating thereto, in each case which is conceived and reduced to practice during the TERM in whole or in part by Bart Barlogic, MD, Ph.D. or John Shaughnessy, Ph.D.

4.	Article 2.13 of the Agreement shall be replaced as follows:

“PHI” shall have the meaning in Article 10.2.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

5.	Article 2.15 of the Agreement shall be replaced as follows:

“TECHNOLOGY RIGHTS” shall mean data and information within the subject matter of the PATENT RIGHTS and has application within the LICENSED FIELD in the TERRORITY with respect to (a) clinical samples obtained in clinical research having application within the LICENSED FIELD (but excluding clinical samples obtained in clinical research under third party agreements entered into after the Second Amendment Date), including but not limited to clinical research under University Protocol UARK91-04 and data and information corresponding to the patients from whom the samples were obtained, including but not limited to, diagnosis and clinical outcome; (b) nucleic acids and/or derivatives thereof derived from such clinical samples, and data and information derived from analyzing nucleic acids obtained from such clinical samples including but not limited to genomic data and expression levels of mRNA and/or, by virtue of the conversion of mRNA to protein, the protein derived from CD-138-enriched plasma cells from patients with multiple myeloma and other plasma cell dyscrasias, in each case that is in the possession or control of UNIVERSITY; and (c) any trade secret right, bailment right, or copyright in any of the following: UNIVERSITY technical information, patient data, know-how, processes, procedures, compositions, devices, method formulae, protocols, techniques, software, designs, drawings or other data relating to the LICENSED FIELD. Notwithstanding the foregoing, data and information provided under this Agreement shall be provided in a manner consistent with the HIPAA authorizations and written consent forms, when applicable. For patient data for which no authorization has been obtained, only de-identified data will be provided. For the sake of clarity, TECHNOLGY RIGHTS to which UNIVERSITY has granted and is granting to LICENSEE an exclusive license under Article 3.1 of the Agreement includes, without limitation, the historical Multiple Myeloma Gene Expression Database and the related historical patient outcome data.

6.	Article 5.1(b) of the Agreement is hereby amended to add the following at the end of such Article:

UNIVERSITY hereby waives and agrees that LICENSEE is under no obligation to pay the payment of [****] Dollars ($[****]) by LICENSEE that was due under this Article 5.1(b) on April 1, 2011 anniversary of the EFFECTIVE DATE.

7.	Article 5.1(e)(ii) of the Agreement is hereby deleted, and UNIVERSITY hereby waives and agrees that LICENSEE is under no obligation to pay any amounts under said Article 5.1(e)(ii).

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

8.	Article 10.2 of the Agreement shall be replaced as follows:

UNIVERSITY represents and warrants to LICENSEE that UNIVERSITY is the sole owner of the PATENT RIGHTS and TECHNOLOGY RIGHTS and, as of the EFFECTIVE DATE, has the right and authority to grant the rights and licenses granted to LICENSEE set forth in this AGREEMENT, subject to certain retained rights of the United States government and certain third party research sponsors as set forth in Schedule 10.2. In addition, and without limitation on the foregoing, UNIVERSITY represents and warrants that any information contained in the TECHNOLOGY RIGHTS that is or may be considered protected health information (“PHI”), including, without limitation, information that would identify human research subjects, has been and will be maintained by UNIVERSITY in compliance with all applicable laws and regulations, including without limitation, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), as amended, and its implementing regulations, and that UNIVERSITY has (or shall collect and maintain) all authorizations required under HIPAA and other applicable laws permitting UNIVERSITY to disclose such PHI to LICENSEE as contemplated by this AGREEMENT. LICENSEE may use or further disclose such PHI to the extent permitted under this AGREEMENT, HIPAA and its implementing regulations, and other applicable laws.

9.	The Agreement shall be amended to include a new Schedule 10.2, attached hereto as Schedule 10.2.

10.	All other terms and conditions of the Agreement that have not been amended herein shall remain in full force and effect.

11.	The recitals and preamble set forth prior to the enumerated sections of this Amendment are hereby incorporated by reference in their entirety and made a part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

BOARD OF TRUSTEES OF THE UNIVERSITY OF ARKANSAS		MYELOMA HEALTH LLC

By:	/s/ Barbara A. Goswick	By:	/s/ Joe Hernandez

Name:	Barbara A. Goswick	Name:	Joe Hernandez

Title:	VP for Finance and CFO	Title:	President and CEO

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

SCHEDULE 10.2

THIRD PARTY RESEARCH SPONSORS

(a)	Investigator-Initiated Clinical Trial Agreement, by and among the Board of Trustees of the University of Arkansas on behalf of the University of Arkansas for Medical Sciences, Bart Barlogie, MD, PhD, and Millennium Pharmaceuticals, Inc., effective as of January 26, 2004.

(b)	Investigator-Initiated Clinical Trial Agreement, by and among the Board of Trustees of the University of Arkansas on behalf of the University of Arkansas for Medical Sciences, Bart Barlogie, MD, PhD, and Millennium Pharmaceuticals, Inc., with a partial title of “Data Management and Collection, Database entry, Bioinformatics, Gene Expression Profiling and Statistical Analysis related to Phase II Study.”